SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event) February 14, 2000





                  ASSOCIATES FIRST CAPITAL CORPORATION
          (Exact name of registrant as specified in its charter)




            DELAWARE                              06-0876639
   (State or other jurisdiction                (I.R.S. Employer
     of incorporation)                       Identification Number)

                                  2-44197
                           (Commission File Number)


250 E. Carpenter Freeway, Irving, Texas                      75062-2729
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

The Registrant announced today that Keith W. Hughes, chairman and chief executive officer of Associates First Capital Corporation, and members of his management team discussed their outlook for 2000. Additional information about this presentation can be found at the Associates website, www.theassociates.com


Item 7.  Financial Statements and Exhibits

( c )  Exhibits

       20 - News release by Associates First Capital Corporation dated February 14, 2000.



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ASSOCIATES FIRST CAPITAL CORPORATION





                                  By: /s/ Frederic C. Liskow
                                     ----------------------------------
                                     Assistant Secretary



Date: February 14, 2000